UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2019

Aquestive Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38599	82-3827296
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Technology Drive
Warren, NJ 07059
(908) 941-1900
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AQST	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 26, 2019, Aquestive Therapeutics, Inc. (the “Company”) announced that data from five abstracts, including two “late-breakers”, related to its therapeutic candidate, Libervant™ (diazepam) Buccal Film, will be presented at the American Epilepsy Society (AES) 2019 Annual Meeting, taking place December 6-10, 2019 in Baltimore. Copies of such abstracts are attached as Exhibits 99.1 through 99.5 to this report and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 (including Exhibits 99.1 through 99.5) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Abstract, dated November 26, 2019, Unreliable Absorption with Rectal Administration of Diazepam
99.2	Abstract, dated November 26, 2019, Simulation of the Pharmacokinetics of Diazepam Buccal Film in Adult Patients with Epilepsy with Weight-adjusted Dosing
99.3	Abstract, dated November 26, 2019, Patient and Caregiver Preference for Route of Administration of a Benzodiazepine for Control of Increased Seizure Activity in Stable Patients
99.4	Abstract, dated November 26, 2019, Pharmacokinetics of Diazepam Buccal Film in Adult Patients with Epilepsy: Comparison with Diazepam Rectal Gel
99.5	Abstract, dated November 26, 2019, Safety and Tolerability Associated with Chronic Intermittent Use of Diazepam Buccal Film in Pediatric, Adolescent, and Adult Patients with Epilepsy

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2019	Aquestive Therapeutics, Inc.

	By:	/s/ John T. Maxwell
Name: John T. Maxwell
Title: Chief Financial Officer